EXHIBIT 10.1

Execution Copy

AMENDMENT NO. 3

TO

BRIDGE LOAN AGREEMENT

AMENDMENT NO. 3, dated as of May 10, 2004 (this “Amendment”), to the Bridge Loan Agreement, dated as of June 25, 2002, among CONCENTRA INC., as the Borrower, CITICORP NORTH AMERICA, INC., as Lender and the Administrative Agent, and the other Lenders party thereto from time to time (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower and Concentra Operating Corporation (the “Operating Co.”) have advised the Administrative Agent and the Lenders that, to the extent permitted under the Operating Co. Credit Facility, (i) the Operating Co. intends to (a) issue new Senior Subordinated Notes due 2012 (the “Issuance”) in the stated original principal amount of $150,000,000 and (b) obtain an additional term loan in the stated principal amount of $70,000,000 under the Operating Co. Credit Facility (the “Term Loan” and together with the Issuance, the “Additional Indebtedness”), and (ii) the Operating Co. intends to use up to $100,000,000 of the Net Cash Proceeds of the Additional Indebtedness for the purpose of making one or more dividend distributions to the Borrower (the “Operating Company Distributions”) to enable the Borrower to make one or more dividend distributions to its stockholders including Welsh, Carson, Anderson & Stowe VIII, L.P. (the “Borrower Distributions”); and

WHEREAS, the Borrower has requested the Lenders to amend the Loan Agreement to extend the maturity of the Bridge Loan from March 31, 2005 to March 31, 2007; and

WHEREAS, pursuant to Section 10.1(a) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided that the amendments set forth herein extending the maturity of the Bridge Loan shall also require the consent of each Lender; and

WHEREAS, the Lenders have agreed to amend and waive certain provisions of the Loan Agreement to enable the Borrower and its Subsidiaries to (a) incur the Additional Indebtedness, (b) consummate each of the Operating Company Distributions and the Borrower Distributions and (c) to extend the maturity of the Bridge Loan on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

Section 1. Defined Terms. Capitalized terms used, but not otherwise defined, herein have the meanings set forth in the Loan Agreement.

Section 2. Amendments. As of the Effective Date (as hereinafter defined), the Loan Agreement is amended by deleting the definition of “Termination Date” in Section 1.1 of the Loan Agreement in its entirety and inserting in lieu thereof the following language:

“ “Termination Date” means the earliest to occur of (a) March 31, 2007, (b) the acceleration of the Obligations pursuant to the terms of Article VIII and (c) the payment in full of all of the Obligations.”

Section 3. Waivers. As of the Effective Date, the Lenders waive compliance with the requirements of Section 2.6 (Mandatory Prepayments) and Section 7.5 (Restricted Payments) to the extent the Net Cash Proceeds of the Additional Indebtedness are used by the Operating Co. or the Borrower for the payment of the Operating Company Distributions or the Borrower Distributions.

The waivers herein contained are expressly limited as follows: (x) the waivers are limited solely to the incurrence of the Additional Indebtedness and the consummation of the Operating Company Distributions and the Borrower Distributions and (y) the waivers are limited, one-time waivers, and nothing contained herein shall obligate the Lenders to grant any additional or future waivers with respect to, or in connection with, any provision of any Loan Document.

Section 4. Representations and Warranties. Each of the Borrower and the Guarantors hereby jointly and severally represents and warrants to the Administrative Agent and each Lender as follows:

(a) After giving effect to this Amendment, each of the representations and warranties of such Person contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Loan Agreement.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof and the Effective Date.

(c) The execution, delivery and performance by such Person of this Amendment have been duly authorized by all requisite action on the part of such Person and will not violate any of its Constituent Documents.

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(d) This Amendment has been duly executed and delivered by such Person and each of this Amendment and the Loan Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 5. Condition to Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent receives counterparts of this Amendment executed by each of the Borrower, the Guarantors, the Administrative Agent and the Lenders. The Administrative Agent shall promptly notify the Borrower upon its receipt of all such executed counterparts.

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Loan Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except to the extent amended hereby, the provisions of the Loan Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the law of the State of New York.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

Administrative Agent and Lender:

CITICORP NORTH AMERICA, INC.

By:	/s/ Paul Sharkey
Name: Paul Sharkey
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]

Lenders:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:	/s/ Paul L. Colón
Name: Paul L. Colón
Title: Director

By:	/s/ Joshua Parrish
Name: Joshua Parrish
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]

Borrower:

CONCENTRA INC.

By:	/s/ Thomas E. Kiraly
Name: Thomas E. Kiraly
Title: Executive Vice President, Chief Financial Officer and Treasurer

Guarantors:

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC,
its General Partner

By:	/s/ Jonathan M. Rather
Name: Jonathan M. Rather
Title: Managing Member

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III ASSOCIATES L.L.C.,
its General Partner

By:	/s/ Jonathan M. Rather
Name: Jonathan M. Rather
Title: Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CONCENTRA, INC. BRIDGE LOAN AGREEMENT]